UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 28, 2004

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100 Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On April 28, 2004, Overstock.com, Inc. issued a press release announcing the re-election of Gordon Macklin and the election of Jack Byrne to the Company’s board of directors. The entire text of that press release is being furnished herewith and attached as Exhibit 99.1.

Exhibit Number	Description

99.1	Press Release issued April 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David K. Chidester
David K. Chidester
Vice President, Finance

Date: April 28, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 28, 2004.